UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 13, 2020
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.02 of the Current Report on Form 8-K filed on October 13, 2020 (the "Original Form 8-K") to correct an error on page 9 of the Company's Earnings Release furnished as Exhibit 99.1 thereto (the "Exhibit"). As previously furnished, page 9 of the Exhibit reflected incorrect data in the table captioned "Condensed Consolidated Statements of Cash Flows," which has been corrected on Exhibit 99.1 to this Amendment No. 1.

Additionally, this Amendment No. 1 corrects the same error in Item 7.01 on slide 8 of the investor presentation furnished as Exhibit 99.2 to the Original Form 8-K. As previously furnished, slide 8 of the Exhibit reflected incorrect data in the chart captioned "FY2021 Year-to-date Cash Flow Highlights."

Item 2.02 Results of Operations and Financial Condition.

The Exhibit 99.1 attached hereto is a replacement of page 9 of the Exhibit furnished on the Original Form 8-K. The foregoing information is furnished pursuant to Item 2.02.

Item 7.01 Regulation FD Disclosure.

The Exhibit 99.2 attached hereto is a replacement of slide 8 of the Exhibit furnished on the Original Form 8-K. The foregoing information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Exhibit	Description
99.1	Page 9 of the Press Release of AZZ Inc.
99.2	Slide 8 of Investor Presentation of AZZ Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: October 13, 2020	By: /s/ Philip A. Schlom
Philip A. Schlom Chief Accounting Officer and Interim Chief Financial Officer